                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: January 9, 2003

                        Commission File Number: 000-27067

                         Communitronics of America, Inc.
             (Exact name of registrant as specified in its chapter)

                  Utah                                 87-0285684
            (State or other                          (IRS Employer
      jurisdiction of incorporation)               Identification No.)

              27955 Hwy. 98, Suite WW, Daphne, Alabama    36526
              (Address of principal executive offices)    Zip Code)

                                 (251) 625-6426
              (Registrant's telephone number, including area code)

                             All Correspondence to:
                          Brenda Lee Hamilton, Esquire
                         Hamilton, Lehrer & Dargan, P.A.
                          2 East Camino Real, Suite 202
                            Boca Raton, Florida 33432
                            Telephone (561) 416-8956
                             Facsimile 561-416-2855

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

A. We have discovery that a Second False and Misleading Form 8-K was filed without our knowledge or authorization on January 8, 2003 (but is dated January
6, 2003).
On January 8, 2003, we filed a Form 8-K to disclose our discovery that a false and misleading Form 8-K was filed with the Securities and Exchange Commission without our knowledge or authorization on or about December 30, 2002. Earlier today, we learned that a second unauthorized Form 8-K had also been filed with the SEC without our knowledge, consent or approval on January 8, 2003 (that report is dated January 6, 2003). The second unauthorized Form 8-K (with a report date of January 6, 2003) includes the following false and misleading information:
     a.   Carlos A. Pichardo was elected as our Secretary;
     b.   Anthony R. Cucchi was elected as our President;
     c.   David Pressler's employment contract with us was cancelled; and
     d.   David Pressler has been removed from our Board of Directors with the written consent of the majority vote of the shareholders of the Board of Directors.

As we explained yesterday in our Form 8-K (that was filed and dated January 8,
2003), there has been no change in our control. Our current officers have not resigned and neither Carlos A. Pichardo nor Anthony R. Cucchi have been lawfully elected or appointed as officers or directors of our company.

As we stated yesterday in our Form 8-K (filed and dated January 8, 2003), during approximately November 2002, we entered into preliminary negotiations regarding a proposed acquisition of Global TV. Thereafter, we were provided with a proposed agreement that was subject to various due diligence and other contingencies, including closing the proposed transaction on or before December
3, 2002. Global TV did not execute the agreement until after the agreement had expired. Moreover, none of the conditions precedents to the agreement occurred prior to the scheduled closing, including: (a) exchange of shares prior to or at the closing; and (b) Global TV providing us with numerous required schedules prior to the scheduled December 3, 2002 closing, including the December 31, 2001 and 2002 financial statements. As such, no agreement was ever consummated, there no closing, we did not acquire Global TV, and no change of our control occurred.

As previously stated, based upon our investigation, it appears that on or about
December 30, 2002, our prior Edgar filer, Equity Technology Group, Inc., without our knowledge and/or consent, filed the December 30, 2002 Form 8-K with the
Securities and Exchange Commission. The second false and misleading Form 8-K also appears to have been filed by Equity Technology Group, Inc., using our then current filer codes. It also appears from our initial investigation, that certain other individuals responsible for the two unauthorized Form 8-K filings may have also, without our knowledge or consent, attempted to contact our transfer agent, Fidelity Transfer Company, for the purpose of causing the transfer agent to issue additional shares of our common stock to them. Our transfer agent has informed us that no shares of our common stock were issued pursuant to the request of these individuals.

Conclusion
We have notified the Securities and Exchange Commission of the unauthorized filing of the two Form 8-K's utilizing our Edgar filer codes as well as other information. We have also taken steps to change our filer codes to prevent their further unauthorized use. We intend to continue our internal investigation to determine whether: (a) any promoter, consultants, beneficial owners of our common stock or any other persons were involved in the filing of the two fraudulent and unauthorized 8K's which were filed on December 30, 2002 and
January 8, 2003 and various press releases relating thereto; and (b) any of the aforementioned persons were involved in illegal insider trading connected with the fraudulent filings and press releases. We will consider all legal remedies available to us as a result of their actions.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     NOT APPLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     NOT APLLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     NOT APPLICABLE

ITEM 5.  OTHER EVENTS

     NOT APPLICABLE

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     NOT APPLICABLE

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the
Undersigned, there unto duly authorized.

By: /s/ David Pressler
David Pressler, Director and President